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                                                                   Exhibit 10.18


           AMENDMENT NO. 4 TO THE MARKETING AND INTEGRATION AGREEMENT

This Amendment No. 4 dated as of May 17, 1999 (this "Amendment") to the Marketing and Integration Agreement is entered into between RoweCom Inc., a Delaware corporation ("RCI") and barnesandnoble.com llc (f/k/a barnesandnoble.com inc.), a Delaware limited liability company ("BN") and amends the Marketing and Integration Agreement dated as of August 20, 1998, as amended (the "Marketing Agreement") by and between RCI and BN. This Amendment No. 4 is intended to clarify the parties' respective obligations with respect to the provisions regarding exclusivity, Integrated Service, and joint sales efforts and revenue sharing under the Marketing Agreement. Capitalized terms used in this Amendment No. 4 and not otherwise defined herein are used with the meanings ascribed to them in the Marketing Agreement.

      In consideration of the mutual promises and covenants contained in the Marketing Agreement, and for other good and valuable consideration, the parties hereby agree that the Marketing Agreement shall be amended in accordance with
Section 14(b) of the Marketing Agreement as follows:

1. Section 1 is hereby amended by inserting in alphabetical order therein the following definition:

            "Technology Plan" shall mean the plan to be jointly prepared by BN and RCI as set forth in Section 4(b)(i) of the Marketing Agreement."

2. Section 3(b)(i) of the Marketing Agreement is hereby deleted in its entirety.

3. Section 3(b)(ii) is hereby deleted in its entirety and replaced with the following:

      "During the Term and subject to the provisions of this Agreement, RCI agrees that BN shall be the exclusive provider of all books to RCI for all business-to-business distribution channels customarily utilized by RCI from time to time, including without limitation, RCIs kStore service and kLibrary service, or other similar business-to-business service provided by RCI. Notwithstanding anything to the contrary RCI may market, promote, sell, and distribute its Subscriptions, products and services to third party vendors and customers not affiliated with BN, through all distribution utilized by RCI at any time, including without limitation through links via the Internet between the RCI Site, the RCI Service Home Page, or any similar customized home pages of RCI Intranets, and third party booksellers. The parties understand and agree that, with respect to RCI customers and such customers' intranets, RCI cannot restrict such customers from having relationships with third party booksellers."

4. Section 3(b)(iii) is hereby amended by deleting in its entirety and is replaced with the following:
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      "During the Term and subject to provisions of this Agreement BN agrees that RCI shall be the exclusive provider of all Subscriptions to BN for all business-to-business distribution channels customarily utilized by BN, including without limitation BN's Business Solutions Service, or other similar business-to-business service provided by BN from time to time. Notwithstanding anything to the contrary, BN may market, promote, sell, and distribute books, BN Products, and other services to third party vendors and customers not affiliated with RCI though all distribution utilized by BN at any time, including without limitation, through links via the Internet between the BN Business Solutions Site, BN site, or any RN customized home pages of RN Intranets, and third party Subscription providers. The parties understand and agree that, with respect to BN customers and such customers' intranets, BN cannot restrict such customers from having relationships with third party Subscription providers. In addition, BN currently has an agreement to buy and to offer to its Current Customers certain Consumer Subscriptions (the "E-News Subscriptions") through the BN Site, which Subscriptions shall not be subject to the terms of this Agreement for the duration of RN's agreement with E-News. All Subscriptions other than the E-News Subscriptions shall be subject to the exclusive marketing arrangement set forth in this Section 3(b)(iii)(1)."

5. Section 3(b)(iv) of the Marketing Agreement is hereby deleted in its entirety.

6.    Section 4(a)(ii)(1) is hereby deleted in its entirety.

7. Section 4(b)(i) of the Marketing Agreement is hereby deleted in its entirety and replaced with the language set forth below. All references contained in the Marketing Agreement to the BN Database and Business Solutions software are hereby amended to conform to the intent of the parties as set forth in this Amendment No. 4.

      "No later than June 17, 1999, the parties shall agree upon a technology and implementation plan (the "Technology Plan") with respect to (1) the exchange of BN's then existing database of books to RCI and the exchange of RCI's then existing database of Subscriptions to BN, and (2) the ordering, processing and fulfillment for the sale of books on the RCI Site and through the RCI Service and the sale of Subscriptions through the BN Site, and all customer service in connection therewith. In the event that the parties are unable to reach such an agreement, then either party shall have the right to immediately terminate this Agreement upon written notice to the other party and/or the parties may renegotiate and amend the Marketing Agreement with respect to the Technology Plan or any other matter. The BN database described herein and all updates thereto are hereinafter referred to as the "BN Database" and the RCI database described herein and all updates hereto are hereinafter referred to as the "RCI Database.""

8.    Section 4(b)(iv) is hereby amended in its entirety to read as follows:


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      "The parties shall process orders, bill customers, collect payments, fulfill orders, and provide customer service to each party's customers as the parties shall agree and as set forth in the Technology Plan."

9.    Section 4(b)(v) is hereby deleted in its entirety.

10. Schedule I is hereby amended in its entirety by replacing such schedule with Schedule I attached hereto. Except as set forth in Section 5 of this Agreement, other than the fees set forth on Schedule I, as amended and attached hereto, there shall be no additional fees payable by either party under the Marketing Agreement. In addition, Section 5(b) is hereby deleted in its entirety.

11. The parties hereby agree not to implement a Development Plan as required under Section 3(b)(v) of the Marketing Agreement. It is hereby acknowledged and agreed that the parties may determine to proceed with a Development Plan at a future date at which time the parties shall, upon mutual agreement, agree in writing pursuant to an amendment to the Marketing Agreement. All references to the Development Plan contained in the Marketing Agreement are hereby amended to conform to the intent of the parties as set forth in this Amendment No. 4.

12. The parties hereby agree not to integrate the web-sites of BN and RCI to provide a single fully integrated service for all business to business services of BN and RCI as of the date of this Amendment as required under the Marketing Agreement. It is hereby acknowledged and agreed that the parties may determine to proceed with an Integrated Service at a future date at which time the parties shall, upon mutual agreement, agree in writing pursuant to an amendment to the Marketing Agreement. All references to the Integrated Service are hereby amended to confirm to the intent of the parties as set forth in this Amendment No. 4.

      Except as expressly modified by this Amendment No. 4, all terms and conditions of the Marketing Agreement shall remain in full force and effect as originally constituted.


                             Signature Page Follows


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IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to the
Marketing and Integration Agreement to be executed by their authorized representatives as an instrument under seal of May 17, 1999.


ROWECOM, INC.                            BARNESANDNOBLE.COM LLC
                                         (f/k/a barnesandnoble.com Inc.)


By: /s/ Louis Hernandez Sr.              By: /s/ Carl S. Rosendorf
    ----------------------------             ----------------------------
Name: LOUIS HERNANDEZ SR.                Name: CARL S. ROSENDORF
      --------------------------               --------------------------
Title: EVP & CFO                         Title: SENIOR VICE PRESIDENT
       -------------------------                -------------------------


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